Acquisitions and Other Transactions - Acquisition of Royalties on Exploration Properties - Nevada and Arizona, U.S. (Details) - Exploration Properties - Nevada and Arizona, U.S. $ in Millions	Jun. 15, 2023 USD ($) item
Acquisitions
Number of Royalty Portfolio Acquired | item	8
Percentage of net smelter return royalty	0.50%
Consideration paid for acquisition of NSR | $	$ 2.5